[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) BOND SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) BOND SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

              NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee Private investor; KeySpan Corporation
(energy related services), Director; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
William J. Adams*                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch- tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,

Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 1.55%, and Service Class shares 1.63%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 3.26% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

ECONOMIC ENVIRONMENT
Bond returns have been quite variable over the period. In the first quarter of 2002, returns moderated in the face of stronger economic growth and a more "neutral" stance by the Federal Reserve Board (the Fed). According to the U.S. Commerce Department, the economy grew at a 6.1% annual rate in the first quarter, fueled in large part by strength in the consumer and housing sectors and some signs of a rebound in the industrial sector, although that rate of growth was viewed as unsustainable. About half of it came from production to replace depleted inventories, not from sales to customers. The Fed stopped paring rates, and, in March, indicated that although it may wait until the fragile economy further stabilizes, its next move likely will be an interest rate hike.

However, there were several other developments the markets were forced to contend with in the first half of 2002, including the investigation and collapse of Enron and WorldCom, concerns over corporate accounting practices, and poor corporate profitability. While these events shook the markets' confidence and weighed on both stock and corporate bond performance, the bond market as a whole generally posted positive returns over the period, while most equity indices were solidly in negative territory.

STRATEGIES THAT DROVE PERFORMANCE
Our holdings in the investment-grade corporate bond area were generally positive for the series' performance. Positions in the automotive sector -- particularly GM -- performed well, boosted by continued strong consumer spending on new cars. Rising energy prices in early 2002 helped boost our holdings in integrated oil companies such as Amerada Hess, Occidental Petroleum, and Devon Energy. Two health care holdings -- Tenet Healthcare and HCA -- performed well, thanks largely to their strong operating results and the fact that their credit ratings were upgraded during the period. Electric and natural gas utility Niagara Mohawk, one of our largest positions, posted strong gains when it was purchased by National Grid, a large U.K.-based utility holding company.

Despite the collapse of Enron and the ripple effect that development had on the utility sector, our focus on companies that emphasize electric generation and transmission as opposed to energy trading -- such as DTE, Progress Energy, and Dominion Resources -- worked in the series' favor.

On the negative side, our telecommunications holdings weren't immune to the problems that plagued that industry -- including slowing demand, rising levels of debt, and questions about accounting procedures that culminated in WorldCom's collapse. We feel our careful security selection and diversification across the industry helped us avoid some of the volatility in the sector; however, it has been difficult to remain unscathed. The entertainment sector was also under pressure during the period. Companies such as AOL Time Warner and Comcast experienced merger-related problems and were also forced to deal with a significant decline in advertising spending.

MORTGAGE-BACKED SECURITIES
Our holdings in mortgage-backed securities performed reasonably well over the period. Their relatively high credit quality and attractive yields compared to U.S. Treasury securities made them particularly appealing, given low interest rates and investors' growing aversion to risk. (Principal value and interest on treasury securities are guaranteed by the U.S. government if held to maturity.)

In addition to the plain-vanilla, pass-through mortgage securities issued by Fannie Mae and Ginnie Mae, we also benefited from our stake in commercial mortgage-backed securities (CMBS). These pools of mortgages on commercial properties also performed well over the period.

TREASURY HOLDINGS
We kept our holdings in Treasury securities relatively small throughout the period, based on our view that other higher-yielding sectors of the bond market offered better total return potential. Furthermore, we were reluctant to build up our stake in Treasuries, given our view that they are headed for some difficult times. If the Fed does raise interest rates, U.S. Treasuries -- which are most sensitive to interest rate policy -- could underperform.

In addition, the government has moved from a period of budget surpluses to a period of deficit spending, as the weak economy has lowered tax revenues and the war on terrorism has expanded the federal budget. The government has already found it necessary to increase its issuance of Treasury securities, and we believe the increased supply of Treasuries could push their prices down and interest rates up.

OUTLOOK
In our view, the bond market continues to offer opportunities. Given what we view as the growing likelihood of an economic rebound, we believe that investment-grade corporate bonds may offer the best potential for fixed-income performance. However, we feel that the recovery is likely to remain choppy, with economic improvement unevenly shared by various industries. Although it is always an important determinant of performance, we think careful security selection may be even more important in this volatile and uncertain environment. We also believe that improved corporate profitability will help drive increased demand for investment-grade corporate bonds as investors seek out higher-yielding alternatives to Treasuries. For now, we plan to maintain caution on the Treasury market, because of our concerns over increased issuance, a weak U.S. dollar, and the potential for rising interest rates.

    Respectfully,

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

Note to shareholders: Effective November 26, 2001, William J. Adams, who had been on the management team since August 1, 2000, became sole manager of the portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different

PORTFOLIO MANAGER'S PROFILE

William J. Adams, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the bond portfolios of our mutual funds, variable annuities and offshore investment products.

Bill joined MFS in 1997. He was named Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001.

He has an M.B.A. from Indiana University and an undergraduate degree from LaSalle University. He holds the Chartered Financial Analyst (CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $32.1 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.55%           +6.45%          +20.12%          +35.68%          +46.80%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --              +6.45%          + 6.30%          + 6.29%          + 5.91%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.63%           +6.54%          +19.86%          +35.39%          +46.48%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --              +6.54%          + 6.23%          + 6.25%          + 5.88%
-----------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, October 24, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Bonds - 98.0%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 85.9%
  Aerospace & Defense - 2.2%
    Northrop Grumman Corp., 7s, 2006                                     $   53             $    56,171
    Northrop Grumman Corp., 7.125s, 2011                                    190                 201,012
    Northrop Grumman Corp., 7.75s, 2031                                     106                 114,774
    Raytheon Co., 7.9s, 2003                                                 96                  98,254
    Raytheon Co., 6.5s, 2005                                                 84                  87,784
    Raytheon Co., 8.3s, 2010                                                122                 137,787
                                                                                            -----------
                                                                                            $   695,782
-------------------------------------------------------------------------------------------------------
  Airlines - 1.1%
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019          $    3             $     2,581
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020              90                  86,380
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020             177                 176,496
    Delta Airlines, Inc., 7.379s, 2010                                       97                 100,543
                                                                                            -----------
                                                                                            $   366,000
-------------------------------------------------------------------------------------------------------
  Automotive and Auto Parts - 6.8%
    DaimlerChrysler NA Holdings, 7.2s, 2009                              $  133             $   139,005
    DaimlerChrysler NA Holdings, 8.5s, 2031                                 153                 169,146
    Dura Operating Corp., 8.625s, 2012##                                     70                  70,350
    Ford Motor Co., 6.625s, 2028                                            195                 164,241
    Ford Motor Co., 7.45s, 2031                                              85                  78,988
    Ford Motor Credit Co., 6.875s, 2006                                     285                 291,079
    Ford Motor Credit Co., 7.375s, 2009                                     114                 115,722
    General Motors Acceptance Corp., 5.36s, 2004                            180                 183,300
    General Motors Acceptance Corp., 6.75s, 2006                            239                 247,702
    General Motors Acceptance Corp., 7.25s, 2011                            167                 170,801
    General Motors Acceptance Corp., 8s, 2031                               290                 297,372
    TRW, Inc., 7.75s, 2029                                                  259                 268,407
                                                                                            -----------
                                                                                            $ 2,196,113
-------------------------------------------------------------------------------------------------------
  Banks & Finance - 5.6%
    Associates Corp., 5.8s, 2004                                         $  252             $   262,103
    Bank America Corp., 7.4s, 2011                                          108                 118,100
    Citigroup, Inc., 7.25s, 2010                                             85                  92,067
    Countrywide Home Loans, Inc., 5.5s, 2006                                 75                  76,657
    Credit Suisse First Boston, Inc., 6.5s, 2012                            128                 129,517
    Dime Bancorp, Inc., 9s, 2002                                            238                 244,557
    GS Escrow Corp., 7s, 2003                                               292                 302,927
    Household Finance Corp., 5.75s, 2007                                    100                  99,558
    Household Finance Corp., 7s, 2012                                       110                 109,379
    Lehman Brothers Holdings, Inc., 8.25s, 2007                             142                 160,375
    Morgan Stanley Dean Witter Corp., 6.6s, 2012                            116                 118,137
    Morgan Stanley Group Inc., 6.1s, 2006                                    88                  91,907
                                                                                            -----------
                                                                                            $ 1,805,284
-------------------------------------------------------------------------------------------------------
  Building Materials - 1.1%
    American Standard, Inc., 7.375s, 2008                                $  105             $   108,150
    Building Materials Corp., 8s, 2008                                      110                  90,337
    CRH America Inc., 6.95s, 2012                                            71                  74,387
    Nortek, Inc., 9.25s, 2007                                                75                  75,938
                                                                                            -----------
                                                                                            $   348,812
-------------------------------------------------------------------------------------------------------
  Commercial Mortgage and Other Asset-Backed - 5.4%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                $   90             $    82,147
    Citibank Credit Card Issuance Trust, 6.65s, 2008                         50                  53,041
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                        88                  65,829
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                       140                 146,116
    Commercial Mortgage Acceptance Corp., Commercial, 1.071s, 2008        1,920                  99,380
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                          250                 260,303
    First Union- Lehman Brothers Commercial, 7s, 2014                        65                  53,535
    First Union- Lehman Brothers- Bank of America, 6.56s, 2035              116                 123,923
    GMAC Commercial Mortgage Security, Inc., 2.64s, 2004                    130                 122,200
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                     60                  48,169
    Morgan Stanley Capital I, 6.86s, 2010                                   145                 136,922
    Morgan Stanley Capital I, 0s, 2030##                                  2,828                  95,989
    Morgan Stanley Capital I, 6.01s, 2030                                    78                  81,923
    Morgan Stanley Capital I, 6.48s, 2030                                    88                  93,974
    Morgan Stanley Capital I, 7.713s, 2039                                  160                 142,316
    Morgan Stanley Dean Witter Capital, 5.72s, 2032                         124                 126,826
                                                                                            -----------
                                                                                            $ 1,732,593
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.1%
    General Electric Capital Corp., 8.7s, 2007                           $   40             $    46,404
    General Electric Capital Corp. Medium Term Note, 6s, 2012               205                 204,027
    General Electric Capital Corp. Medium Term Note, 6.75s, 2032             90                  88,617
                                                                                            -----------
                                                                                            $   339,048
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.0%
    Black & Decker Corp., 7.125s, 2011                                   $   85             $    90,795
    Cendant Corp., 6.875s, 2006                                             143                 143,217
    Kindercare Learning Centers, Inc., 9.5s, 2009                            25                  24,750
    Pliant Corp., 13s, 2010##                                                45                  47,250
                                                                                            -----------
                                                                                            $   306,012
-------------------------------------------------------------------------------------------------------
  Energy - 4.6%
    Amerada Hess Corp., 7.3s, 2031                                       $   65             $    66,220
    Consolidated Natural Gas Co., 6.25s, 2011                                58                  58,075
    Devon Financing Corp., ULC, 7.875s, 2031                                198                 211,143
    Forest Oil Corp., 8s, 2008                                              186                 186,465
    Kinder Morgan Energy Partners, 6.75s, 2011                              182                 186,860
    Kinder Morgan Energy Partners, 7.4s, 2031                                71                  71,538
    Occidental Petroleum Corp., 7.65s, 2006                                  92                 100,534
    Ocean Energy, Inc., 7.625s, 2005                                         78                  83,058
    Ocean Energy, Inc., 7.25s, 2011                                         159                 166,829
    Peabody Energy Corp., 8.875s, 2008                                       80                  84,200
    Pioneer Natural Resources Co., 9.625s, 2010                              35                  38,468
    Valero Energy Corp., 6.875s, 2012                                       105                 107,993
    Valero Energy Corp., 7.5s, 2032                                         116                 116,394
                                                                                            -----------
                                                                                            $ 1,477,777
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.4%
    Anheuser-Busch Cos., Inc., 6.5s, 2043                                $  110             $   109,105
    Coors Brewing Co., 6.375s, 2012##                                        86                  88,031
    Dole Food, Inc., 7.25s, 2009##                                          122                 124,742
    Nabisco Holdings, Inc., 6.375s, 2005                                     10                  10,399
    Tyson Foods, Inc., 8.25s, 2011                                          102                 113,238
                                                                                            -----------
                                                                                            $   445,515
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Meadwestvaco Corp., 6.85s, 2012                                      $  202             $   209,646
    Weyerhaeuser Co., 6.75s, 2012##                                          79                  81,222
    Weyerhaeuser Co., 7.375s, 2032##                                         70                  70,870
                                                                                            -----------
                                                                                            $   361,738
-------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.1%
    Harrahs Operating Co., 7.125s, 2007                                  $  125             $   131,438
    MGM Grand, Inc., 6.95s, 2005                                            149                 149,842
    MGM Mirage, Inc., 8.5s, 2010                                             65                  67,020
                                                                                            -----------
                                                                                            $   348,300
-------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    St. Paul Companies, Inc., 5.75s, 2007                                $   65             $    65,128
-------------------------------------------------------------------------------------------------------
  Machinery and Manufacturing - 0.9%
    Dresser, Inc., 9.375s, 2011##                                        $   60             $    60,750
    Joy Global, Inc., 8.75s, 2012##                                          50                  51,125
    Kennametal, Inc., 7.2s, 2012                                            119                 118,913
    Terex Corp., 8.875s, 2008                                                55                  55,825
                                                                                            -----------
                                                                                            $   286,613
-------------------------------------------------------------------------------------------------------
  Media, Cable and Entertainment - 7.4%
    AOL Time Warner, Inc., 7.7s, 2032                                    $  193             $   171,745
    Belo AH Corp., 7.75s, 2027                                              126                 117,244
    Chancellor Media Corp., 8.125s, 2007                                    330                 321,750
    Chancellor Media Corp., 8.75s, 2007                                      10                  10,000
    Charter Communications Holdings LLC, 8.25s, 2007                        150                 100,500
    Comcast Cable Commerce, Inc., 6.875s, 2009                               96                  89,340
    Cox Communications, Inc., 7.75s, 2010                                   309                 293,901
    CSC Holdings, Inc., 7.875s, 2007                                        101                  84,558
    CSC Holdings, Inc., 7.25s, 2008                                         105                  84,860
    Echostar DBS Corp., 9.125s, 2009                                        110                 100,650
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            150                 153,000
    News America Holdings, Inc., 8.5s, 2005                                 188                 199,239
    TCI Communications Financing III, 9.65s, 2027                           363                 369,225
    TCI Communications, Inc., 9.8s, 2012                                     72                  73,992
    Time Warner Entertainment Co., Inc., 10.15s, 2012                       159                 181,298
    Time Warner, Inc., 9.125s, 2013                                          15                  16,016
                                                                                            -----------
                                                                                            $ 2,367,318
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.9%
    HCA - The Healthcare Co., 7.125s, 2006                               $   89             $    92,503
    HCA - The Healthcare Co., 8.75s, 2010                                    95                 106,147
    HCA - The Healthcare Co., 7.875s, 2011                                  230                 244,355
    Healthsouth Corp., 7.375s, 2006                                         202                 202,000
    Tenet Healthcare Corp., 6.375s, 2011                                    154                 155,889
    Tenet Healthcare Corp., 6.875s, 2031                                    120                 118,127
                                                                                            -----------
                                                                                            $   919,021
-------------------------------------------------------------------------------------------------------
  Pollution Control - 1.8%
    Allied Waste North America, Inc., 10s, 2009                          $  110             $   108,084
    USA Waste Services, Inc., 7s, 2004                                       48                  50,209
    Waste Management, Inc., 6.5s, 2008                                      170                 171,983
    Waste Management, Inc., 7.75s, 2032                                      95                  93,999
    WMX Technologies, Inc., 6.375s, 2003                                     38                  39,141
    WMX Technologies, Inc., 7.1s, 2026                                      109                 112,085
                                                                                            -----------
                                                                                            $   575,501
-------------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Union Pacific Corp., 6.34s, 2003                                     $   68             $    70,862
    Union Pacific Corp., 6.39s, 2004                                        127                 132,672
    Union Pacific Corp., 5.75s, 2007                                         30                  30,892
                                                                                            -----------
                                                                                            $   234,426
-------------------------------------------------------------------------------------------------------
  Real Estate - 1.5%
    EOP Operating Ltd., 6.625s, 2005                                     $  146             $   152,493
    EOP Operating Ltd., 8.375s, 2006                                        102                 112,726
    EOP Operating Ltd., 7.75s, 2007                                          88                  96,024
    Vornado Realty Trust, 5.625s, 2007                                      135                 134,126
                                                                                            -----------
                                                                                            $   495,369
-------------------------------------------------------------------------------------------------------
  Retail and Supermarkets - 1.8%
    Delhaize America, Inc., 9s, 2031                                     $   50             $    53,974
    Federated Department Stores, Inc., 8.5s, 2003                            54                  56,364
    Federated Department Stores, Inc., De, 6.79s, 2027                      231                 242,604
    Gap, Inc., 10.55s, 2008                                                  70                  71,400
    Kroger Co., 7.5s, 2031                                                   48                  49,665
    Yum! Brands, Inc., 7.7s, 2012                                            91                  91,000
                                                                                            -----------
                                                                                            $   565,007
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.8%
    AT&T Corp., 6.5s, 2029                                               $  160             $   110,400
    AT&T Wireless Services, Inc., 7.35s, 2006                                90                  78,252
    AT&T Wireless Services, Inc., 8.75s, 2031                               120                  92,635
    Citizens Communications Co., 8.5s, 2006                                 220                 215,897
    Citizens Communications Co., 7.625s, 2008                                68                  62,137
    Sprint Capital Corp., 7.125s, 2006                                      174                 152,964
    Sprint Capital Corp., 6.875s, 2028                                       92                  59,887
    Telecom de Puerto Rico, Inc., 6.65s, 2006                                45                  45,132
    Telecom de Puerto Rico, Inc., 6.8s, 2009                                138                 129,880
    United Telecommunications Co., 9.5s, 2003                                22                  22,268
    Verizon New Jersey, Inc., 5.875s, 2012                                  124                 115,835
    Verizon New York, Inc., 6.875s, 2012                                     94                  95,002
    WorldCom, Inc., 6.95s, 2028                                             197                  31,028
                                                                                            -----------
                                                                                            $ 1,211,317
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 15.8%
    Federal Home Loan Mortgage Corp., 4.875s, 2007                       $   75             $    76,661
    Federal National Mortgage Association, 7.125s, 2005                     307                 334,655
    Federal National Mortgage Association, 6s, 2008                         517                 550,889
    Federal National Mortgage Association, 6.125s, 2012                     145                 153,442
    Federal National Mortgage Association, 7.5s, 2030 - 2031              1,138               1,195,619
    Federal National Mortgage Association, 6.5s, 2031                       662                 675,596
    Government National Mortgage Association, 7.5s, 2025 - 2027             232                 245,049
    Government National Mortgage Association, 6.5s, 2028                    338                 345,344
    Government National Mortgage Association, 7s, 2031 - 2032             1,451               1,507,775
                                                                                            -----------
                                                                                            $ 5,085,030
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.1%
    Principal Stripped Payments, 0s, 2017                                $  773             $   327,435
    U.S. Treasury Bonds, 8s, 2021                                           510                 652,321
    U.S. Treasury Bonds, 5.25s, 2029                                        345                 324,545
    U.S. Treasury Bonds, 5.375s, 2031                                       545                 533,669
    U.S. Treasury Notes, 4.625s, 2006                                        88                  90,640
    U.S. Treasury Notes, 4.875s, 2012                                       669                 671,509
                                                                                            -----------
                                                                                            $ 2,600,119
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.5%
    Allegheny Energy, Inc., 7.75s, 2005                                  $   39             $    40,495
    Beaver Valley Funding Corp. II, 9s, 2017                                168                 178,421
    Commonwealth Edison Co., 8.5s, 2022                                      23                  23,900
    Dominion Resources, Inc., 8.125s, 2010                                   78                  87,081
    Dominion Resources, Inc., 6.25s, 2012                                   100                  99,470
    DTE Energy Co., 7.05s, 2011                                              35                  36,805
    GGIB Funding Corp., 7.43s, 2011                                          23                  23,832
    Gulf States Utilities Co., 8.25s, 2004                                   23                  24,507
    Midland Funding Corp., 10.33s, 2002                                      17                  17,008
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                    415                 410,124
    Niagara Mohawk Power Corp., 5.375s, 2004                                 76                  77,159
    Nisource Finance Corp., 5.75s, 2003                                      92                  91,446
    Nisource Finance Corp., 7.5s, 2003                                       65                  65,208
    Nisource Finance Corp., 7.875s, 2010                                    231                 238,099
    Northeast Utilities, 8.58s, 2006                                         90                  97,325
    Northwestern Corp., 7.875s, 2007##                                       42                  37,680
    Northwestern Corp., 8.75s, 2012##                                        24                  21,650
    Oncor Electric Delivery Corp., 7s, 2032##                                86                  86,734
    Progress Energy, Inc., 6.85s, 2012                                      126                 131,221
    Progress Energy, Inc., 7s, 2031                                          84                  81,899
    PSEG Power LLC, 7.75s, 2011                                             193                 203,966
    PSEG Power LLC, 6.95s, 2012                                             107                 107,561
    Salton Sea Funding Corp., 7.84s, 2010                                   145                 143,878
    Toledo Edison Co., 7.875s, 2004                                         286                 302,680
    Utilicorp United, Inc., 7s, 2004                                         34                  31,830
    Waterford 3 Funding Corp., 8.09s, 2017                                   75                  76,341
                                                                                            -----------
                                                                                            $ 2,736,320
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $27,564,143
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 10.7%
  Brazil
    Banco Nacional de Desenvolvi, 17.246s, 2008 (Banks
      and Credit Cos.)                                                   $   12             $     8,670
-------------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    Republic of Bulgaria, 8.25s, 2015##                                  $  120             $   119,400
    Republic of Bulgaria, 2.813s, 2024                                       38                  34,010
                                                                                            -----------
                                                                                            $   153,410
-------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                    $   63             $    65,200
    Abitibi Consolidated Inc., 8.85s, 2030 (Forest &
      Paper Products)                                                       144                 140,564
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                                  135                  13,500
    Bowater Canada Finance Corp., 7.95s, 2011 (Forest &
      Paper Products)                                                       104                 107,978
                                                                                            -----------
                                                                                            $   327,242
-------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                                     $   72             $    75,960
-------------------------------------------------------------------------------------------------------
  France - 1.9%
    Natexis Ambs Co. LLC, 8.44s, 2049 (Banks and Finance)##              $  311             $   345,256
    Socgen Real Estate Co., 7.64s, 2049 (Banks and Finance)##               253                 270,103
                                                                                            -----------
                                                                                            $   615,359
-------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Deutschland Republic, 5.25s, 2010                                 EUR   251             $   252,877
-------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks
      and Credit Cos.)##                                                 $  183             $   213,197
-------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    BBVA Bancomer Cap Trust 1, 10.5s, 2011 (Banks and
      Credit Cos.)##                                                     $   92             $    97,980
    Pemex Finance Ltd., 9.69s, 2009 (Oils)                                   71                  81,075
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                   53                  54,722
    United Mexican States, 11.5s, 2026                                      130                 163,930
                                                                                            -----------
                                                                                            $   397,707
-------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    Russian Federation, 3s, 2006                                         $   60             $    47,022
    Russian Federation, 12.75s, 2028+                                        20                  23,941
                                                                                            -----------
                                                                                            $    70,963
-------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks and Finance)##        $   87             $    91,166
-------------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                  $  149             $   174,693
-------------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Telefonica Europe Bv, 8.25s, 2030 (Telecommunications)               $   89             $    88,644
-------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##                     $  239             $   241,489
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    Barclays Bank PLC, 8.55s, 2049 (Banks and Credit Cos.)##             $   80             $    92,078
    British Sky Broadcasting Group, 7.3s, 2006 (Media -
      Cable - Entertainment)                                                 89                  86,575
    British Sky Broadcasting Group, 8.2s, 2009 (Media -
      Cable - Entertainment)                                                153                 150,401
    Hanson PLC, 7.875s, 2010 (Building)                                      73                  81,259
    Orange PLC, 8.75s, 2006 (Telecommunications)                             87                  82,736
    Orange PLC, 9s, 2009 (Telecommunications)                               216                 222,804
                                                                                            -----------
                                                                                            $   715,853
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 3,427,230
-------------------------------------------------------------------------------------------------------

Municipal Bonds - 1.4%
-------------------------------------------------------------------------------------------------------
    Baltimore Maryland Project Revenue, 5.125s, 2042                     $   90             $    87,867
    Metropolitan Pier & Exposition Illinois, 5s, 2028                       200                 193,194
    Metropolitan Transport Authority New York, 5s, 2030                     185                 178,767
-------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                       $   459,828
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $31,437,889)                                                $31,451,201
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 7/01/02                         $  526             $   526,000
    Falcon Asset Securitization, due 7/15/02                                685                 684,526
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 1,210,526
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $32,648,415)                                            $32,661,727

Other Assets, Less Liabilities - (1.8)%                                                        (573,055)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $32,088,672
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $32,648,415)              $32,661,727
  Cash                                                                    2,756
  Receivable for investments sold                                       140,358
  Receivable for series shares sold                                      32,248
  Receivable from investment adviser                                      1,005
  Interest receivable                                                   489,160
  Other assets                                                               25
                                                                    -----------
      Total assets                                                  $33,327,279
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $ 1,234,302
  Payable for series shares reacquired                                    1,869
  Payable for daily variation margin on open future contracts               469
  Payable to affiliates -
    Management fee                                                        1,574
    Reimbursement fee                                                       393
                                                                    -----------
      Total liabilities                                             $ 1,238,607
                                                                    -----------
Net assets                                                          $32,088,672
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $32,206,233
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                         20,101
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,084,071)
  Accumulated undistributed net investment income                       946,409
                                                                    -----------
      Total                                                         $32,088,672
                                                                    ===========
Shares of beneficial interest outstanding                            2,910,820
                                                                     =========
Initial Class shares:
  Net asset value per share
    (net assets of $32,088,461 / 2,910,801 shares of beneficial
    interest outstanding)                                              $11.02
                                                                       ======
Service Class shares:
  Net asset value per share
    (net assets of $211.20 / 19.157 shares of beneficial
    interest outstanding)                                              $11.02
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 1,063,700
                                                                    -----------
  Expenses -
    Management fee                                                  $    93,158
    Trustees' compensation                                                  728
    Shareholder servicing agent fee                                       5,434
    Distribution fee (Service Class)                                          0*
    Administrative fee                                                    2,717
    Auditing fees                                                        20,300
    Custodian fee                                                         9,385
    Printing                                                              7,673
    Legal fees                                                            1,106
    Postage                                                                  14
    Miscellaneous                                                           598
                                                                    -----------
      Total expenses                                                $   141,113
    Fees paid indirectly                                                   (737)
    Reduction of expenses by investment adviser                         (23,929)
                                                                    -----------
      Net expenses                                                  $   116,447
                                                                    -----------
        Net investment income                                       $   947,253
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $  (541,223)
    Foreign currency transactions                                           862
    Futures contracts                                                    11,123
                                                                    -----------
      Net realized loss on investments                              $  (529,238)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $    68,407
    Futures Contracts                                                     5,977
    Translation of assets and liabilities in foreign currencies             812
                                                                    -----------
      Net unrealized gain on investments                            $    75,196
                                                                    -----------
      Net realized and unrealized loss on investments               $  (454,042)
                                                                    -----------
          Increase in net assets from operations                    $   493,211
                                                                    ===========

* Distribution fee (Service Class) was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2002           DECEMBER 31, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $   947,253                 $ 1,814,750
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (529,238)                    599,094
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               75,196                     (83,878)
                                                                  -----------                 -----------
    Increase in net assets from operations                        $   493,211                 $ 2,329,966
                                                                  -----------                 -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                      $(1,851,909)                $(1,747,636)
  From net investment income (Service Class)                              (13)                        (14)
                                                                  -----------                 -----------
      Total distribution declared to shareholders                 $(1,851,922)                $(1,747,650)
                                                                  -----------                 -----------
Net increase in net assets from series share transactions         $ 2,359,730                 $ 4,298,192
                                                                  -----------                 -----------
        Total increase in net assets                              $ 1,001,019                 $ 4,880,508
Net assets:
  At beginning of period                                           31,087,653                  26,207,145
                                                                  -----------                 -----------
  At end of period (including accumulated undistributed net
    investment income of $946,409 and $1,851,078,
    respectively)                                                 $32,088,672                 $31,087,653
                                                                  ===========                 ===========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                 JUNE 30, 2002              2001            2000            1999            1998          1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                          INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $11.52            $11.32          $10.93          $11.38          $11.08        $10.06
                                        ------            ------          ------          ------          ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)              $ 0.34            $ 0.72          $ 0.76          $ 0.70          $ 0.64        $ 0.64
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (0.17)             0.22            0.20           (0.87)           0.09          0.38
                                        ------            ------          ------          ------          ------        ------
      Total from investment
        operations                      $ 0.17            $ 0.94          $ 0.96          $(0.17)         $ 0.73        $ 1.02
                                        ------            ------          ------          ------          ------        ------
Less distributions declared to shareholders -
  From net investment income            $(0.67)           $(0.74)         $(0.57)         $(0.26)         $(0.29)       $ --
  From net realized gain on
    investments and foreign
    currency transactions                 --                --              --             (0.02)          (0.14)         --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --                --              --             (0.00)+++        --            --
                                        ------            ------          ------          ------          ------        ------
      Total distributions declared
        to shareholders                 $(0.67)           $(0.74)         $(0.57)         $(0.28)         $(0.43)       $ --
                                        ------            ------          ------          ------          ------        ------
Net asset value - end of period         $11.02            $11.52          $11.32          $10.93          $11.38        $11.08
                                        ======            ======          ======          ======          ======        ======
Total return                              1.55%++           8.71%           9.21%          (1.56)%          6.79%        10.14%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                              0.75%+            0.75%           0.84%           1.01%           1.02%         1.01%
  Net investment income                   6.07%+            6.34%           6.95%           6.26%           5.76%         6.04%
Portfolio turnover                          75%              281%            303%            283%            244%          219%
Net assets at end of period (000
  Omitted)                             $32,088           $31,087         $26,207         $24,291         $12,165        $4,004

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to
      May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income (loss)    $ 0.33            $ 0.69          $ 0.74          $ 0.69          $ 0.61        $ 0.37
        Ratios (to average net assets):
          Expenses##                      0.90%+            0.99%           0.99%           1.06%           1.23%         3.58%
          Net investment income (loss)    5.92%+            6.10%           6.80%           6.21%           5.55%         3.46%
(S)(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                 YEAR ENDED               PERIOD ENDED
                                                        JUNE 30, 2002          DECEMBER 31, 2001         DECEMBER 31, 2000*
                                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                 SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $11.50                     $11.29                     $10.43
                                                               ------                     ------                     ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                     $ 0.34                     $ 0.71                     $ 0.49
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                        (0.17)                      0.23                       0.37**
                                                               ------                     ------                     ------
    Total from investment operations                           $ 0.17                     $ 0.94                     $ 0.86
                                                               ------                     ------                     ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.65)                    $(0.73)                    $ --
                                                               ------                     ------                     ------
Net asset value - end of period                                $11.02                     $11.50                     $11.29
                                                               ======                     ======                     ======
Total return                                                     1.63%++                    8.68%                      8.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.00%+                     0.95%                      0.95%+
  Net investment income                                          5.96%+                     6.23%                      6.83%+
Portfolio turnover                                                 75%                       281%                       303%
Net assets at end of period (000 Omitted)                           0***                       0***                       0***

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                 $  0.33                    $  0.68                    $  0.48
        Ratios (to average net assets):
          Expenses##                                             1.15%+                     1.19%                      1.10%+
          Net investment income                                  5.81%+                     5.99%                      6.68%+
(S)(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%.
       Per share, ratios and supplemental data for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements. *For the period from the inception of
       Service Class shares, May 1, 2000, through December 31, 2000.
    ** The per share data is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
   *** Service Class net assets were less than $500.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of the insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 21 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates, and securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity, index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates, exchange rates or the securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                       DECEMBER 31, 2001      DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $1,747,650             $1,291,453
                                              ----------             ----------

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                      $1,851,368
Capital loss carryforward                                            (427,007)
Unrealized loss                                                      (139,495)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $472,007 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008 ($472,007).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002, aggregate unreimbursed expenses amounted to $274,277.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                         $10,219,686      $11,918,786
                                                   -----------      -----------
Investments (non-U.S. government securities)       $13,926,697      $11,530,196
                                                   -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $32,750,327
                                                                    -----------
Gross unrealized depreciation                                       $  (701,450)
Gross unrealized appreciation                                           612,850
                                                                    -----------
    Net unrealized depreciation                                     $   (88,600)
                                                                    -----------
(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                              SIX  MONTHS  ENDED JUNE 30, 2002             YEAR ENDED DECEMBER 31, 2001
                              --------------------------------             ----------------------------
                                      SHARES            AMOUNT                 SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          465,132       $ 5,299,204                958,805       $10,918,789
Shares issued to shareholders in
  reinvestment of distributions      168,969         1,851,906                160,039         1,747,631
Shares reacquired                   (422,115)       (4,791,380)              (735,731)       (8,368,228)
                                     -------       -----------                -------       -----------
    Net increase                     211,986       $ 2,359,730                383,113       $ 4,298,192
                                     =======       ===========                =======       ===========

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $140. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                     UNREALIZED
DESCRIPTION          EXPIRATION       CONTRACTS        POSITION    APPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Note        09/02               5            Long          $5,977
                                                                         ------

At June 30, 2002, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2002, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.07% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                 SHARE/
                                    DATE OF   PRINCIPAL
DESCRIPTION                     ACQUISITION      AMOUNT      COST        VALUE
------------------------------------------------------------------------------
Russian Federation, 12.75%s, 2028    3/5/02      20,000   $23,850      $23,940

(9) Change in Accounting Principle
As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $19,723, decrease net unrealized depreciation by $11,493 and increase net realized gains by $8,230. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VFB-3 8/02 5.5M